Rule 497(d)
FT 389

    Supplement to the Prospectus dated January 20, 2000

    Sales Charge Discount for Eligible Purchasers

Notwithstanding anything to the contrary in the Prospectus, investors who purchase at least $5,000,000 worth of Trust Units will be subject to a maximum sales charge of .35% of the Public Offering Price per Unit. On such sales, the dealer concession will equal .05% of the Public Offering Price per Unit. In addition, you can use rollover proceeds from a previous series of the Trust or your redemption or termination proceeds from any Nike Securities L.P. sponsored unit investment trust to purchase Units of the Trust in FT 389 during the initial offering period at the Public Offering Price less 1%. Dealers and other selling agents will receive a concession or agency commission of 1.10% of the sales price of Units sold pursuant to this provision. For rollover purchases of $1,000,000 or more, the deferred sales charge shall be limited to 1.00% of the Public Offering Price. In such instances, dealers and other selling agents will receive a concession or agency commission of .50%.

May 3, 2000